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[GRAPHIC OMITTED]                         OCWEN ASSET INVESTMENT CORP.

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FOR IMMEDIATE RELEASE                     FOR FURTHER INFORMATION, CONTACT:
                                          A. RICHARD HURWITZ
                                          VP, CORPORATE COMMUNICATIONS

                                          T: (561) 682-8575
                                          E: rhurwitz@ocwen.com

                          OCWEN ASSET INVESTMENT CORP.
                           DECLARES 1998 REIT DIVIDEND

WEST PALM BEACH, FL - (August 23, 1999) Ocwen Asset Investment Corp., a publicly traded real estate investment trust (NYSE: OAC), today announced that it has declared a cash dividend of $0.82 per share to shareholders of record on August 30, 1999, payable on the earlier of the closing of the previously announced merger of OAC with Ocwen Financial Corporation (NYSE: OCN) or November 8, 1999. Payment of this dividend was previously deferred by the Company's Board of Directors in December 1998.

Ocwen Asset Investment Corp., a real estate investment trust headquartered in West Palm Beach, Florida, has invested in underperforming commercial real estate, subordinate commercial mortgage-backed securities, subordinate and residual residential mortgage-backed securities, and commercial and residential mortgage loans. Additional information about Ocwen Asset Investment Corp. is available at www.ocwen.com - OAC.

CERTAIN STATEMENTS CONTAINED HEREIN ARE NOT BASED ON HISTORICAL FACTS AND ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. THESE FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY REFERENCE TO A FUTURE PERIOD(S) OR BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS "BELIEVE," "EXPECT," OR FUTURE OR CONDITIONAL VERB TENSES. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE INDICATED IN SUCH STATEMENTS DUE TO RISKS, UNCERTAINTIES AND CHANGES WITH RESPECT TO A VARIETY OF FACTORS, INCLUDING, BUT NOT LIMITED TO, THE ABILITY OF OCWEN FINANCIAL AND OAC TO CONSUMMATE THE MERGER, SATISFACTION OR FULFILLMENT OF AGREED UPON TERMS AND CONDITIONS OF CLOSING OR PERFORMANCE, ABILITY TO REPAY OR REFINANCE INDEBTEDNESS (AT MATURITY OR UPON ACCELERATION) sAND THE MARKET PRICES OF THE COMMON STOCK OF OCWEN FINANCIAL AND OAC. FOR ADDITIONAL FACTORS THAT MAY IMPACT FORWARD-LOOKING STATEMENTS IN THIS DOCUMENT OR OTHER FORWARD-LOOKING STATEMENTS MADE BY OAC FROM TIME TO TIME, PLEASE REFER TO EXHIBIT 99.2 TO OAC'S MOST RECENT ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


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